UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 11, 2007 (May 10, 2007)
Corrections Corporation of America

(Exact name of registrant as specified in its charter)

Maryland	001-16109	62-1763875

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer
Identification No.)
10 Burton Hills Boulevard, Nashville, Tennessee 37215

(Address of principal executive offices) (Zip Code)
(615) 263-3000

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     At the Annual Meeting of Stockholders of Corrections Corporation of America (the “Company”) held on May 10, 2007, the Company’s stockholders approved the Corrections Corporation of America 2008 Stock Incentive Plan (the “2008 Plan”). The 2008 Plan authorizes awards in respect of an aggregate of 3,000,000 shares.
     The following is a brief summary of the principal features of the 2008 Plan, which is qualified in its entirety by reference to the full text of the 2008 Plan, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.
     Shares Available for Awards under the Plan. Under the 2008 Plan, awards may be made in common stock of the Company. Subject to adjustment as provided by the terms of the 2008 Plan, the maximum aggregate number of shares of common stock with respect to which awards may be granted under the 2008 Plan is 3,000,000. Each share subject to an option shall reduce the aggregate number of Shares with respect to which awards may be granted by one share. Each share subject to a stock appreciation right (“SAR”) (whether the distribution upon redemption is made in cash, stock or a combination of the two) shall reduce the aggregate number of shares with respect to which awards may be granted by one share. Each share issued pursuant to a restricted share award, restricted share unit award, performance award or other stock-based award shall reduce the aggregate number of shares with respect to which awards may be granted by three shares. Notwithstanding the foregoing and subject to adjustment as provided in the 2008 Plan, no Participant may receive stock options or SARs under the Plan in any calendar year that, taken together, relate to more than 150,000 shares.
     If any shares covered by an award under the 2008 Plan are forfeited or if any such award otherwise terminates, expires unexercised or is canceled, such shares shall again become shares with respect to which awards can be made under the 2008 Plan in accordance with the formula described above. Shares of common stock issued under the 2008 Plan may be either newly issued shares or shares that have been reacquired by the Company. However, (i) the gross number of shares issued pursuant to an award under the 2008 Plan and not later forfeited, terminated, expired or canceled shall be deducted from the total number of shares available for grant under the 2008 Plan and (ii) shares that are canceled, tendered or withheld in payment of all or part of the exercise price of an award or in satisfaction of withholding tax obligations, and shares that are reacquired with cash tendered in payment of the exercise price of an award, shall not be included in or added to the number of shares available for grant under the 2008 Plan. Shares issued by the Company as substitute awards granted solely in connection with the assumption of outstanding awards previously granted by a company acquired by the Company, or with which the Company combines (“Substitute Awards”), do not reduce the number of shares available for awards under the 2008 Plan.
     In addition, the 2008 Plan imposes individual limitations on the amount of certain awards in order to comply with Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). Under these limitations, no single participant may receive options or stock appreciation rights (“SARs”) in any calendar year that, taken together, relate to more than 150,000 shares of common stock, subject to adjustment in certain circumstances.
     With certain limitations, awards made under the 2008 Plan shall be adjusted by the Compensation Committee of the Board of Directors (the “Committee”) to prevent dilution or enlargement of benefits or potential benefits intended to be made available under the 2008 Plan in the event of any stock dividend, reorganization, recapitalization, stock split, combination, merger, consolidation, change in laws, regulations or accounting principles or other relevant unusual or nonrecurring event affecting the Company.
     Eligibility and Administration. Current and prospective officers and employees, and directors of, and consultants to, the Company or its subsidiaries or affiliates are eligible to be granted awards under the 2008 Plan. The Committee will administer the 2008 Plan, except with respect to awards to non-employee directors, for which the 2008 Plan will be administered by the Board. The Committee will be composed of not less than two non-employee directors, each of whom will be a “Non-Employee Director” for purposes of Section 16 of the Exchange Act and Rule 16b-3 thereunder, an “outside director” within the meaning of Section 162(m) and the regulations promulgated under the Code and will be an independent director as defined by the listing standards of the NYSE. Subject to the terms of the 2008 Plan, the Committee is authorized to select participants, determine the type and number of awards to be granted, determine and later amend (subject to certain limitations) the terms and conditions of any award, interpret and specify the rules and regulations relating to the 2008 Plan, and make all other determinations which may be necessary or desirable for the administration of the 2008 Plan.
     Stock Options and Stock Appreciation Rights. The Committee is authorized to grant stock options, including both incentive stock options, which can result in potentially favorable tax treatment to the participant, and non-qualified stock options. The Committee may specify the terms of such grants subject to the terms of the 2008 Plan. The Committee is also authorized to grant SARs, either with or without a related option. The exercise price per share subject to an option is determined by the Committee, but may not be less than the fair market value of a share of common stock on the date of the grant, except in the case of Substitute Awards. The maximum term of each option or SAR, the times at which each option or SAR will be exercisable, and the provisions requiring forfeiture of unexercised options at or following termination of employment generally are fixed by the Committee, except that no option or SAR relating to an option may have a term exceeding 10 years. Incentive stock options that are granted to holders of more than 10% of the Company’s voting securities are subject to certain additional restrictions, including a five-year maximum term and a minimum exercise price of 110% of fair market value.
     A stock option or SAR may be exercised in whole or in part at any time, with respect to whole shares only, within the period permitted thereunder for the exercise thereof. Stock options and SARs shall be exercised by written notice of intent to exercise the stock option or SAR and, with respect to options, payment in full to the Company of the amount of the option price for the number of shares with respect to which the option is then being exercised.
     Payment of the option price must be made in cash or cash equivalents, or, at the discretion of the Committee, (i) by transfer, either actually or by attestation, to the Company of shares that have been held by the participant for at least six months (or such lesser period as may be permitted by the Committee) which have a fair market value on the date of exercise equal to the option price, together with any applicable withholding taxes, or (ii) by a combination of such cash or cash equivalents and such shares; provided, however, that a participant is not entitled to tender shares pursuant to successive, substantially simultaneous exercises of any stock option of the Company. In addition, if permitted by the Committee in its sole discretion, payment may also be made in whole or in part in the form of an option to acquire shares or in the form of another award (based, in each case, on the fair market value of such option or award on the date the option is exercised, as determined by the Committee). Subject to applicable securities laws, an option may also be exercised by delivering a notice of exercise and simultaneously selling the shares thereby acquired, pursuant to a brokerage or similar agreement approved in advance by proper officers of the Company, using the proceeds of such sale as payment of the option price, together with any applicable withholding taxes. Until the participant has been issued the shares subject to such exercise, he or she shall possess no rights as a stockholder with respect to such shares. Subject to certain exceptions for non-qualified stock options, options are generally not transferable other than by will or the laws of descent or distribution.
     Restricted Shares and Restricted Share Units. The Committee is authorized to grant restricted shares of common stock and restricted share units. Restricted shares are shares of common stock subject to transfer restrictions as well as forfeiture upon certain terminations of employment prior to the end of a restricted period or other conditions specified by the Committee in the award agreement. Except as otherwise provided in the individual award agreement, a participant granted restricted shares of common stock generally has most of the rights of a stockholder of the Company with respect to the restricted shares, including the right to receive dividends and the right to vote such shares. None of the restricted shares may be transferred, encumbered or disposed of during the restricted period or until after fulfillment of the restrictive conditions.
     Each restricted share unit has a value equal to the fair market value of a share of common stock on the date of grant. The Committee determines, in its sole discretion, the restrictions applicable to the restricted share units. Except as otherwise provided in the individual award agreement, a participant will be credited with dividend equivalents on any vested restricted share units at the time of any payment of dividends to stockholders on shares of common stock. Except as determined otherwise by the Committee, restricted share units may not be transferred, encumbered or disposed of, and such units shall terminate, without further obligation on the part of the Company, unless the participant remains in continuous employment of the Company for the restricted period and any other restrictive conditions relating to the restricted share units are met.
     Performance Awards. A performance award consists of a right that is denominated in cash or shares of common stock, valued in accordance with the achievement of certain performance goals during certain performance periods as established by the Committee, and payable at such time and in such form as the Committee shall determine. Performance awards may be paid in a lump sum or in installments following the close of a performance period or on a deferred basis, as determined by the Committee. Termination of employment prior to the end of any performance period, other than for reasons of death or total disability, will result in the forfeiture of the performance award. A participant’s rights to any performance award may not be transferred, encumbered or disposed of in any manner, except by will or the laws of descent and distribution or as the Committee may otherwise determine.
     Performance awards are subject to certain specific terms and conditions under the 2008 Plan. Unless otherwise expressly stated in the relevant award agreement, each award granted to a Covered Officer under the 2008 Plan is intended to be performance-based compensation within the meaning of Section 162(m). Performance goals for Covered Officers (as defined in the 2008 Plan) will be limited to one or more of the following financial performance measures relating to the Company or any of its subsidiaries, operating units, business segments or divisions: (a) earnings before interest, taxes, depreciation and/or amortization; (b) operating income or profit; (c) operating efficiencies; (d) return on equity, assets, capital, capital employed or investment; (e) net income; (f) earnings per share; (g) utilization; (h) net investment income; (i) gross profit; (j) loan loss ratios; (k) stock price or total stockholder return; (l) net asset growth; (m) debt reduction; (n) strategic business objectives, consisting of one or more objectives based on meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures; or (o) any combination thereof. Each goal may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on internal targets, the past performance of the Company or any subsidiary, operating unit or division of the Company and/or the past or current performance of other companies, and in the case of earnings-based measures, may use or employ comparisons relating to capital, stockholders’ stock and/or shares outstanding, or to assets or net assets. The Committee may appropriately adjust any evaluation of performance under criteria set forth in the 2008 Plan to exclude any of the following events that occurs during a performance period: (i) asset write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs and (v) any extraordinary non-recurring items as described in Statement of Financial Accounting Standards No. 144 and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year.
     To the extent necessary to comply with Section 162(m) of the Code, with respect to grants of performance awards, no later than 90 days following the commencement of each performance period (or such other time as may be required or permitted by Section 162(m)), the Committee will, in writing, (1) select the performance goal or goals applicable to the performance period, (2) establish the various targets and bonus amounts which may be earned for such performance period, and (3) specify the relationship between performance goals and targets and the amounts to be earned by each Covered Officer for such performance period. Following the completion of each performance period, the Committee will certify in writing whether the applicable performance targets have been achieved and the amounts, if any, payable to Covered Officers for such performance period. In determining the amount earned by a Covered Officer for a given performance period, subject to any applicable award agreement, the Committee shall have the right to reduce (but not increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the performance period. With respect to any Covered Officer, the maximum annual number of shares in respect of which all performance awards may be granted under the 2008 Plan is 150,000 and the maximum annual amount of all performance awards that are settled in cash is $2,500,000.
     Other Stock-Based Awards. The Committee is authorized to grant any other type of awards that are denominated or payable in, valued by reference to, or otherwise based on or related to shares of common stock. The Committee will determine the terms and conditions of such awards, consistent with the terms of the 2008 Plan.
     Non-Employee Director Awards. Subject to applicable legal requirements, the Board may provide that all or a portion of a non-employee director’s annual retainer and/or retainer fees or other awards or compensation as determined by the Board be payable in non-qualified stock options, restricted shares, restricted share units and/or other stock-based awards, including unrestricted shares, either automatically or at the option of the non-employee directors. The Board will determine the terms and conditions of any such awards, including those that apply upon the termination of a non-employee director’s service as a member of the Board. Non-employee directors are also eligible to receive other awards pursuant to the terms of the 2008 Plan, including options and SARs, restricted shares and restricted share units, and other stock-based awards upon such terms as the Committee may determine; provided, however, that with respect to awards made to members of the Committee, the 2008 Plan will be administered by the Board.
     Termination of Employment. The Committee will determine the terms and conditions that apply to any award upon the termination of employment with the Company, its subsidiaries and affiliates, and provide such terms in the applicable award agreement or in its rules or regulations.
     Change in Control. The Committee may specify in the applicable award agreement at or after grant, or otherwise by resolution prior to a Change in Control (as defined in the plan), that all or a portion of the outstanding awards under the 2008 Plan shall vest, become immediately exercisable or payable and have all restrictions lifted upon a Change in Control.
     Amendment and Termination. The Board may amend, alter, suspend, discontinue or terminate the 2008 Plan or any portion of the 2008 Plan at any time, provided that no such amendment, alteration, suspension, discontinuation or termination shall be made without stockholder approval if (a) such approval is necessary to comply with any tax or regulatory requirement for which or with which the

Board deems it necessary or desirable to comply or (b) if such amendment, alteration, suspension, discontinuation or termination constitutes a material revision to the Plan. Among other things, a material revision includes (i) a material increase in the number of shares subject to the 2008 Plan; (ii) an expansion of the types of awards under the 2008 Plan; (iii) a material expansion of the class of employees, directors or other participants eligible to participate in the 2008 Plan; (iv) a material extension of the term of the 2008 Plan and (v) a material change to the method of determining option price under the 2008 Plan. A material revision does not include any revision that curtails rather than expands the scope of the Plan. Subject to certain restrictions in the 2008 Plan, the Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate any award, either prospectively or retroactively. The Committee does not have the power, however, to amend the terms of previously granted options to reduce the exercise price per share subject to such option or to cancel such options and grant substitute options with a lower exercise price per share than the cancelled options. The Committee also may not materially and adversely affect the rights of any award holder without the award holder’s consent.
     Other Terms of Awards. The Company may take action, including the withholding of amounts from any award made under the 2008 Plan, to satisfy withholding and other tax obligations. The Committee may provide for additional cash payments to participants to defray any tax arising from the grant, vesting, exercise or payment of any award.
     Effective Date. The 2008 Plan shall generally be effective as of January 1, 2008. Notwithstanding the foregoing, the Committee may, in its sole discretion, grant cash-based performance awards to Participants for the 2007 fiscal year in accordance with the applicable provisions of the 2008 Plan prior to January 1, 2008, subject to the approval of the 2008 Plan by the Company’s stockholders and provided that any payment for such cash-based performance awards only be made after January 1, 2008.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

10.1	Corrections Corporation of America 2008 Stock Incentive Plan.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: May 11, 2007	CORRECTIONS CORPORATION OF AMERICA
	By:	/s/ Todd J. Mullenger
Todd J. Mullenger
Executive Vice President and Chief Financial Officer